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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 1997

                         THE PEREGRINE REAL ESTATE TRUST
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             (Exact name of registrant as specified in its charter)

       California                      0-9097                  94-2255677
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation or                                    Identification Number)
      organization)

    1300 Ethan Way, Suite 200
      Sacramento, California                               95825
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(Address of principal executive offices)                 (Zip Code)

                                 (916) 929-8244
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              (Registrant's telephone number, including area code)


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                         THE PEREGRINE REAL ESTATE TRUST

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

    (a) On September 15, 1997, Coopers & Lybrand L.L.P. ("C&L") was terminated as The Peregrine Real Estate Trust's (the "Trust's") independent accountant. The decision to change independent accountants was approved by the Trust's Audit Committee on September 9, 1997.

        C&L's report on the Trust's financial statements for each of the two most recent fiscal years (the fiscal years ended December 31, 1996 and 1995) did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principle, however, it was modified as to uncertainty surrounding the Trust's ability to continue as a going concern. During the most recent fiscal year and subsequent interim periods preceding C&L's termination (the fiscal year ended December 31, 1996 and interim periods ended March 31, 1997 and June 30, 1997) there were no disagreements with C&L on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which would have caused it to make a reference to the subject matter of the disagreement in connection with its report. In C&L's Report to the Audit Committee for the fiscal year ended December 31, 1995, C&L reported that the Trust's management had disagreed with their conclusion regarding the existence of significant uncertainty about the Trust's ability to continue as a going concern; however, C&L's report on the Trust's financial statements for the year ended December 31, 1995, as contained in its Annual Report on Form 10-K, was modified as to the uncertainty surrounding the Trust's ability to continue as a going concern. C&L's termination was not related to such disagreement. Furthermore, there were no reportable events during the two most recent fiscal years or subsequent interim periods preceding C&L's termination arising from C&L having advised the Trust (a) that the internal controls necessary for the Trust to develop reliable financial statements do not exist; (b) that information has come to its attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with financial statements prepared by management; (c)
(1) of the need to expand significantly the scope or its audit or that information has come to its attention that if further investigated may either
(i) materially impact the fairness or reliability of a previously issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (ii) cause it to be unwilling to rely on management's representations or be associated with the Trust's financial statements and (2) due to C&L's termination, it did not so expand the scope of its audit or conduct such further investigation; and (d) (1) information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal


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periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified report on those financial statements) and (2) due to C&L's termination, the issue has not been resolved to its satisfaction prior to its termination.

    (b) Deloitte & Touche L.L.P. ("D&T") has been appointed by the Trust's Audit Committee as the new independent accountant effective September 19, 1997. During the Trust's two most recent fiscal years and the subsequent interim periods prior to C& L's termination, the Trust did not consult with D&T regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Trust's financial statements.

    (c) During the interim period from the date of the Trust's last audited financial statements to the date hereof, C&L performed certain agreed-upon procedures with respect to the Trust's March 31, 1997 quarterly financial statements and disclosures as contained in the Trust's Form 10-Q as of that date. The Trust is not aware of any disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibit 16 - Letter from Coopers & Lybrand L.L.P. dated
        September 18, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE PEREGRINE REAL ESTATE TRUST
                                   Registrant


Date:   November 5, 1997           /s/ Wendy G. Powell
                                   ---------------------------------------------
                                   Wendy G. Powell
                                   Vice President and Chief Accounting Officer


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                                EXHIBIT INDEX





     Exhibit No.        Description
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     Exhibit 16         Letter from Coopers & Lybrand L.L.P. dated
                        September 18, 1997.